KBW Regional Bank Conference Investor Presentation John J. Dolan President and CEO Edward J. Lipkus, III Executive V.P. and CFO T. Michael Price Bank President Exhibit 99.1

Forward-Looking Statements
This presentation will contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of
1995.  Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.” Forward-looking statements describe First
Commonwealth’s future plans, strategies and expectations. These plans, strategies and expectations are based on assumptions and involve risks and uncertainties, many of which are beyond the control of First Commonwealth and which may cause actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. Such risks and uncertainties include, among other things:
Deepened or prolonged weakness in economic and business conditions, nationally and in First Commonwealth’s market areas, which could increase credit-related losses and expenses and limit growth
Further declines in the market value of investment securities that are considered to be other-than-temporary, which would negatively impact First Commonwealth’s earnings and capital levels
Increases in defaults by borrowers and other delinquencies, which could result in an increased provision for credit losses on loans and related expenses
Reduced wholesale funding capacity or higher borrowing costs due to capital constraints at the Federal Home Loan Bank, which would reduce First Commonwealth’s liquidity and negatively impact earnings and net interest margin
Fluctuations in interest rates and market prices, which could reduce net interest margin and asset valuations and increase expenses
Changes in legislative or regulatory requirements applicable to First Commonwealth and its subsidiaries, which could increase costs, limit certain operations and adversely affect results of operations
The inability to successfully execute First Commonwealth’s strategic growth initiatives, which could limit future revenue and earnings growth and other risks and uncertainties described in First Commonwealth’s reports filed with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K.
Forward-looking statements speak only as of the date on which they are made. First Commonwealth undertakes no obligation to update any forward-looking statements to reflect circumstances or events that occur after the date of this presentation.

Today’s Agenda Who is First Commonwealth? Winning Through Execution and Accountability Financials Conclusion 3

th
Company Overview
Branch Franchise
Overview
Pennsylvania’s 6 Largest Bank
Headquartered in Indiana, PA
114 Branches
Assets: $6,426 million
Net Loans: $4,366 million
Deposits: $4,280 million
Tangible Equity: $483 million
Market Cap: ~ $700 million
(as of 02/27/2009)
Information as of December 31, 2008,  except  market  cap
Cumberland
Westmoreland
Bedford
Elk
Jefferson
Clearfield
Cambria
Blair
Greene
Somerset
Cameron
Venango
Clarion
Beaver
Allegheny
Fayette
Indiana
Lawrence
Butler
Washington
Adams
Armstrong
Centre
Clinton
Forest
Franklin
Fulton
Huntingdon
Juniata
L
Mercer
Mifflin
Perry
S
U
Pittsburgh

What Differentiates First Commonwealth?
Strong Capital Position
successful common equity capital raise in 4Q08
chose not to participate in the TARP
ability to focus on market opportunities
6.9%
6.8%
6.2%
6.0%
7.7%
Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008
Tangible Common Equity Ratio
Source:  SNL Financial

What Differentiates First Commonwealth?
Improving Fundamentals
- foundation for sustainable growth
Historical Legacy of Conservative Lending Practices
-
relationship driven lender
-
no sub-prime
-
stable footprint
-
conservative investment portfolio
Market Opportunities
- PNC / NCC acquisition
- small business

Forest
Cameron
Mercer
Venango
Elk
Clinton
Clarion
Jefferson
Butler
Lawrence
Centre
Clearfield
Armstrong
Indiana
Beaver
Cambria
Mifflin
Juniata
Westmoreland
Huntingdon
Perry
Blair
Washington
Cumberland
Franklin
Fayette
Somerset
Bedford
Fulton
Adams
Greene

First Commonwealth

Market Opportunities
(1) Pro-forma market share, except PNC – NCC
(2) Excludes all branches with deposits greater than $500 million
Branch data as of June 30, 2008
Rank Institution Branches
Deposits
($M)
(2)
Market
Share
(%)
1 National City Corp. (OH) 109 6,938      22.2%
2 PNC Financial Services Group (PA) 80 6,544      20.9%
3 Royal Bank of Scotland Group 99 4,611      14.7%
4 Dollar Bank FSB (PA) 27 2,606      8.3%
5 First Commonwealth Financial (PA) 42 1,196      3.8%
6 Huntington Bancshares Inc. (OH) 26 1,131      3.6%
7 F.N.B. Corp. (PA) 32 727         2.3%
8 Northwest Bancorp, Inc. (MHC) (PA) 27 912         2.9%
9 Parkvale Financial Corp. (PA) 30 897         2.9%
10 S&T Bancorp, Inc. (PA) 14 608         1.9%
Totals (1-10) 486 26,169    83.7%
Totals (All) 620 31,264    100.0%
Source:  SNL Financial

Dampened competitive environment as larger financial institutions focus internally
Large bank competitors include PNC / National City, RBS Citizens, Fifth Third and M&T
Enabling strategic hires at all levels
New business being booked at higher spreads / better credit quality
Meanwhile, First Commonwealth retains the scale to compete “above” smaller institutions that have same “community bank” feel but narrower product /
service capabilities
Allegheny, Butler and Washington Counties   (1)

Focus on Optimizing Each Area of Business
Accountability at every level of the organization
Aligned scorecards with shareholder value
Weekly accountability around activities and performance
Building brand awareness
Measuring and tracking brand recognition
Disciplined approach to direct mail
De novo strategy complements this effort
Good momentum in retail banking
Expanding and aligning incentives
Building sales capacity
Hands-on leadership style
Progress in small business arena
Leveraging Strengths in Commercial Banking
Several strategic hires over the past two years
Building out cash management and other fee based businesses

$1,796
$1,889
$1,996
$2,707
$1,740
$1,828
$1,895
$1,702
$1,711
$1,775
$0
$800
$1,600
$2,400
$3,200
$4,000
$4,800
2004 2005 2006 2007 2008
Commercial Consumer
Strong Loan Growth
Total Loans ($ millions)
$3,515 $3,624
$3,784 $3,698
$4,418
2008 loan portfolio increase of $720 million (19.5 percent) with the same conservative lending standards
Growth primarily due to capitalizing on commercial lending opportunities
Successful consumer loan campaigns
Note:
Commercial loans include small business loans, which as of
December 31, 2008 totaled $386 million

Credit Quality Has Remained Stable
NPAs / Loans + OREO
Reserves / Loans
Increase in Nonperforming Assets during 2007 primarily due to a single commercial relationship
NCOs / Average Loans
0.36% 0.36% 0.36%
1.53%
1.34%
0.00%
1.00%
2.00%
3.00%
4.00%
2004 2005 2006 2007 2008
0.29%
0.28%
0.24%
0.28%
0.31%
0.00%
0.40%
0.80%
1.20%
2004 2005 2006 2007 2008
1.17%
1.09%
1.13%
1.15%
1.19%
0.50%
0.75%
1.00%
1.25%
1.50%
2004 2005 2006 2007 2008

Strong Market Essentials
Western Pennsylvania has remained free of the “boom” and “bust” cycles of other markets
The local economy and housing markets continue to exhibit slow – but stable – growth
Moody’s ranks Pittsburgh’s CRE market as the strongest in the nation
During the past two recessionary periods, Pittsburgh’s unemployment level fared better than the national average
1
Home Price and Employment data as of December 31, 2008
Source:  Federal Housing Finance Agency
Pennsylvania Department of Labor and Industry
Pittsburgh, PA
U.S.
Employment Growth (Y/Y) Home Price Appreciation  (Y/Y)
(1)
Pittsburgh MSA
Indiana MSA
Johnstown MSA
Altoona MSA

- 8.2%
1.0%
0.2%
-2.0%
U.S.

Commercial Lending Momentum
$1,911
$2,707
$2,411
$2,204
$1,996
$2,465
$1,500
$1,775
$2,050
$2,325
$2,600
$2,875
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008
$711 mm
growth
Note:
Commercial loans include small business loans, which as of
December 31, 2008 totaled $386 million
Commercial Loans ($ millions)

$711 million or 36% (Y/Y) growth reflects higher spreads and better credit quality vs. existing portfolio
Current dislocation in markets is yielding many opportunities to continue this momentum

+ $271 mm
in one year
% of total
deposits    50%          57%
Improving Deposit Mix
$2,370
$2,167
$2,229
$2,352
$2,438
$2,165
$1,500
$1,700
$1,900
$2,100
$2,300
$2,500
Q3 2007 Q4 2007 Q1 2008 Q2 2008 Q3 2008 Q4 2008
Deposit Mix ($ millions)
Transaction and Savings Deposit Growth ($ millions)
Market conditions and
improved retail banking
strategy have facilitated core
deposit growth
Realizing progress from retail
banking initiatives, combined
with the benefit of a weakened
competitive landscape
Simultaneously managing
down time deposit costs from
single-service households
14%                                    29%                   44%                       13%
19%                                           31%        38%          12%

Jumbo CD's
827
Jumbo CD's
583
Retail CD's
1,353
Retail CD's
1,259
Interest-bearing DDA
& Savings
1,644
Interest-bearing DDA
& Savings
1,871
Non
Interest-bearing
523
Non
Interest-bearing
567
2007
2008

% of Oper.
Revenue       20.7%                                              22.4%
Growing Fee Income Businesses
Total Noninterest Income ($ millions)
(1)
First Commonwealth’s
Wealth Management
business has experienced
a 13.2% Y / Y increase in
fee income
Along with increased
interchange and insurance
commissions, noninterest
income has grown to
represent over 22% of
operating revenue
Slowing market
fundamentals is creating
headwinds
Overdraft / NSF’s
A.U.M.
(1) Excludes net securities gains/losses and non-recurring revenue
$43.6
$46.1
$43.6
$47.7
$54.3
$20
$30
$40
$50
$60
2004 2005 2006 2007 2008

Avoided Certain Industry Pitfalls
Same conservative lending standards during entire credit cycle
Residential mortgage portfolio free of Subprime, Alt-A and other troubled categories
Over 85% of commercial loan portfolio is in Pennsylvania
No exposure to GSE preferred securities and private label CMO and MBS categories
Loan Portfolio Securities Portfolio
Data as of December 31, 2008

4%
2%
7%
18%
5%
64%
U.S. Agency
Tax-Free / Tax Municipals
Pooled Trust Preferred
Single Issue Trust Preferred
Agency MBS, CMO's
Equity Securities
11%
23%
9%
29%
28%
`
Real Estate - Commercial
Real Estate - Construction
Commercial, Financial, Agricultural & Other
Real Estate - Residential
Loans to Individuals

Trust Preferred Securities
Pre TSL VII is the only pool
with $0 remaining in the
projected excess
subordination (2008 OTTI
charges were $9 million)
Excess subordinations
range from 0.0% - 115.5%
of original collateral
Book Fair
Deal Class Value Value
Pre TSL I Senior 3,841 $       4,212 $       371 $
Pre TSL IV Mezzanine 1,830          905             (925) $
Pre TSL V Mezzanine 620             289             (331) $
Pre TSLVI Mezzanine 388             207             (181) $
Pre TSL VII Mezzanine 3,987          3,987          - $
Pre TSLVIII Mezzanine 5,980          2,272          (3,708) $
Pre TSL IX Mezzanine 3,000          1,194          (1,806) $
Pre TSL X Mezzanine 4,000          1,572          (2,428) $
Pre TSL XII Mezzanine 10,000        3,878          (6,122) $
Pre TSL XIII Mezzanine 17,540        6,881          (10,659) $
Pre TSL XIV Mezzanine 16,047        6,112          (9,935) $
MMCap I Senior 8,838          7,010          (1,828) $
MMCap I Mezzanine 1,065          541             (524) $
MM Cap IX Mezzanine 20,000        8,020          (11,980) $
Total 97,136 $     47,080 $     (50,056) $
Unrealized
Loss
($ thousands, 12/31/08)
Pooled Trust Preferred Securites - Tranche Detail

0.97%
0.95%
0.87%
0.78%
0.83%
0.60%
0.70%
0.80%
0.90%
1.00%
2004 2005 2006 2007 2008
11.44%
11.04%
9.63%
7.94%
8.88%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2004 2005 2006 2007 2008
Improving Profitability
Return on Assets
Return on Equity
(1) ROA and ROE are based on core earnings result
(1)
(1)

Expanding Net Interest Margin
The recent shifts in loan and deposit mix has helped meaningfully expand net interest margin
Have always fundamentally relied on margin to drive earnings
3.30%
3.28%
3.31%
3.34%
3.57%
3.0%
3.1%
3.2%
3.3%
3.4%
3.5%
3.6%
2004Y 2005Y 2006Y 2007Y 2008Y
Net Interest Margin

Revenue Growth Operating Revenue ($ millions) $210.9 $219.5 $210.5 $209.1 $242.9 $190 $200 $210 $220 $230 $240 $250 2004 2005 2006 2007 2008 19

Conclusion
Capitalizing on opportunities in the current operating environment
Disruptions in our footprint create numerous opportunities
Execution is beginning to produce tangible results
Strong momentum in “the basics” of consumer banking and commercial lending
Free from many of the handcuffs plaguing other banking organizations

First Commonwealth Financial Corporation
Member NYSE: FCF
Old Courthouse Square
22 North Sixth Street
Indiana, Pennsylvania  15701
For More Information Contact:
Edward J. Lipkus III, Executive Vice President and Chief Financial Officer
First Commonwealth Financial Corporation
(724) 349-7220

Appendix 22

Peer Comparisons 23.3% -51.7% 3.9% 1 Year Total Return First Commonwealth TARP Participants Regional Peers As of December 31, 2008 Source: SNL Financial 23

Peer Comparisons (1/2)
Source:  SNL Financial

40.8%
43.8%
48.6%
50.1%
43.0%
20%
25%
30%
35%
40%
45%
50%
55%
60%
65%
2004 2005 2006 2007 2008
First Commonwealth Financial Corp.
Peer Average
Percentile (25th)
Pecentile (75th)
Time Deposits / Total Deposits

Peer Comparisons (2/2)
Source:  SNL Financial

DDA & Savings / Total Deposits
59.2%
56.3%
51.5%
49.9%
57.0%
40%
45%
50%
55%
60%
65%
70%
2004 2005 2006 2007 2008
First Commonwealth Financial Corp.
Peer Average
Percentile (25th)
Pecentile (75th)

Peer Comparisons
Regional Bank Peer Group
Community Bank System, Inc. CBU
F.N.B. Corporation FNB
First Financial Bancorp. FFBC
FirstMerit Corporation FMER
Fulton Financial Corporation FULT
Harleysville National Corporation HNBC
National Penn Bancshares, Inc. NPBC
NBT Bancorp Inc. NBTB
Park National Corporation PRK
Provident Bankshares Corporation PBKS
S&T Bancorp, Inc. STBA
Sun Bancorp, Inc. SNBC
Susquehanna Bancshares, Inc. SUSQ
United Bankshares, Inc. UBSI
WesBanco, Inc. WSBC

Shared National Credits
Note:
These balances include $104.5 million of loans that were
granted to SNC clients since the last SNC examination report as of May 5, 2008.

Balance
Non-
Performing
Specific Loan
Loss Reserve
Pennsylvania
Real Estate-Commercial $ 0 $ 0 $ 0
Real Estate-Construction 0 0 0
Other Secured 147,183 0 0
Unsecured 71,516 0 0
Total $ 218,699 $ 0 $ 0
Florida
Real Estate-Commercial $ 0 $ 0 $ 0
Real Estate-Construction 24,277 6,800 5,300
Other Secured 0 0 0
Unsecured 19,119 0 0
Total
$ 43,396 $ 6,800 $ 5,300
Other
Real Estate-Commercial $ 5,000 $ 0 $ 0
Real Estate-Construction 36,880 5,015 2,446
Other Secured 43,955 0 0
Unsecured 10,000 0 0
Total
$ 95,835 $ 5,015 $ 2,446
Grand Total
$ 357,930 $ 11,815 $ 7,746
(dollars in thousands)
Shared National Credits (SNC)

Reconciliation of GAAP to Non-GAAP

GAAP non-interest income
Less: net securities (losses) gains
Less: gain on sale of branches
Core non-interest income
GAAP net income
Less: net securities (losses) gains (after tax)
Less: gain on sale of branches (after tax)
Add: merger and related expenses (after tax)
Add: (Gain) loss on extinguishment of debt (after tax)
Add: restructuring charges (after tax)
Add: low income housing partnership impairment (after tax)
Core net income
2004 2005 2006 2007 2008
$47,649 $50,225 $44,247 $48,870 $42,831
4,077 (7,673) 697 1,174 (11,494)
11,832
$43,572 $46,066 $43,550 $47,696 $54,325
38,652 57,836 52,954 46,250 43,087
2,650 (4,987) 453 763 (7,471)
7,691
1,381
19,172 (267)
3,534

$56,555 $58,666 $52,234 $45,487 $51,342
Reconciliation of GAAP to Non-GAAP
(dollars in thousands, except share data)
For the Year Ended

Notes 29